Exhibit 10.8

PLACEMENT AGENT AGREEMENT between Muzìnich BDC, Inc. and Muzinich Capital LLC

PLACEMENT AGENT AGREEMENT o1 *•8• S PLACEMENT AGENT AGREEMENT, dated as , 2 019 (thc “Agreement”), between Muzinich BDC, Inc . , a corporation formed under the laws o 1 the State of Delaware, (the “Company”), and Muzinich Capital LLC, a limited liability company organized under the laws of the State or Delaware (the “Placement Agent”) . RECITALS The Company was formed as a corporation on May 29, 2019; The Company proposes to offer for sale shares in the Company (the “Shares”), on the terms and conditions set forth in its Private Placement Memorandum dated A u 8 * * S t 1 , 2019 (such Private Placement Memorandum, as amended or supplemented from time to time, is referred to herein as “Confidential Memorandum”) ; The Company desires to appoint the Placement Agent to obtain purchasers for the Shares and to facilitate the offering of the Shares in accordance with the terms and provisions of this Agreement ; and The Placement Agent is ready and willing to act as a placement agent for the Company and to provide the services necessary to effect the offering of the Shares, upon the terms and conditions hereinafter set forth in this Agreemcnt . The Company and the Placement Agent agree as follows: 1. Defined Terms. Capitalized terms used, but not defined, herein shall have the meanings provided to such terms in the Confidential Memorandum . As used in this Agreement, the term “affiliate” shall mean, with respect to any person or entity (“person”), any person controlling, controlled by or under common control with such person, and any of such person's directors, stockholders, partners, meinbcrs, officers and employees . 2. Appointment of Placement Agent. The Company hereby appoints the Placement Agent as a non - exclusive placement agent for the Company for the period and upon the terms herein set forth, for the purposes of obtaining purchasers for, and assisting in the offering of, the Shares in the manner contemplated herein . The Placement * 8 e nt hereby accepts such appointment and agrees to use commercially reasonable efforts during such period to find eligible purchasers for the Shares . The Company, from time to time in its sole discretion, may appoint other placement agents, who may or may not be affiliated with the Placement Agent, on such ter InS as the Company may determine .

3. 01 f'er and Sale of Shares. (a) Pursuant to the Confidential Memorandum, the Company is offering Shares . Shares will be offered, and may be subject to any minimum capital commitment (“Commitment”) per investor, as set forth in the Confidential Memorandum and the Subscription Agreement (as defined below) . The Commitment of any investor whose subscription is accepted by the Company shall be made as provided in the subscription agreement (the “Subscription Agreement”) completed and executed by such investor in connection with the subscription . The first date on which the Fund accepts subscriptions for Shares is rcfeired to as the “Initial Closing Date,” and such investors are required to make their initial capital contribution to purchase Shares, and such Shares are issued, on the initial drawdown date . The mind may, from time to time, hold, and expects to hold, a limited number of closings on which new Commitments are accepted subsequcnt to the Initial Closing Date (each date on which a subsequent closing is held, a “Subsequent Closing Date . ”) (b) Each investor will be required to deliver a completcd Subscription Agreement to the Company at the address specified therein . No prospective purchaser shall have the right to purchase any Shares until its Subscription Agreement shall have been accepted by the Company . The Company may reject any Subscription Agreement for any or no reason . (c) Affiliates of the Placement Agent may subscribe to purchase Shares for their own account as principal, although they will be under no obligation to do so . (d) Unless the Company and/or the Shares have been registered for public sale under the laws of a rclevant jurisdiction or otherwise permitted by applicable laws and regulations, neither the Placement Agent nor the Company, nor any person acting on behalf of either, irickiding any affiliate or sales or marketing agent, will offer to sell, offer for sale or sell the Shares by means of any (i) form of general solicitation or general advertising, (ii) advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio, or (iii) seminar or meeting whose attendees have been invited by any general solicitation or general advertising . (e) Offers of the Shares will be made by the Placement Agent, and any person acting on its behalf, including any affiliate or sales or marketing agent, only through the Confidential Memorandum and other documents mutually agreed upon between the Placement Agent and the Company . At the time of solicitation, the Placement Agent will deliver, or will cause to be delivered, the Confidential Memorandum to each prospective investor to whom the Placement Agent makes an offer of the Shares . The Placement * 8 ent shall be responsible for maintaining, or shall cause to be maintained, a list of all potential investors who receive the Confidential Memorandum . (L The Placement Agent, and any person actin 8 on its behalf, including any affiliatc or sales or marketing agent, will comply with all applicable laws and regulations with respect to anything done by it in relation to the Shares ; and neither the Placement Agent nor the Company nor any person acting on behalf of either, including any affiliate or sales or marketing agent, will offer for sale or sell the Shares by means of any document or in any manner that does not comply with applicable laws and regulations .

(g) The Placement Agent and the Company, and my pcrson acting on behalt of either, shall offer the Shares in compliance with the applicable law in any jurisdiction in which such offering is made . 4. Reliance. The Company acknowledges that the Placement Agent, in arranging for the placement of the Shares, will do so in reliance on the representations, warranties, covenants and agreements of the Company contained herein . The Placement * 8 e fl A c kn o wledges that the Company, in its engagement of the Placement Agent in connection with the placement of the Shares, does so in reliance on the representations, warranties, covenants and agreements of the Placement Agent contained herein . 5. Representations and Warranties of the Company. The Company represents and warrants to the Placement Agent, for its benefit that: (a) the Company is a duly formed and validly existing corporation under the laws of the State of Delaware, which has voluntarily filed a registration statement under the Securities and Exchange Act of 1934 (the “Exchange Act”), enabling the Company to offer shares as a regulated business development company (a “BDC”) under the United States Investment Company Act of 1940 (the “Investment Company Act”), and has the requisite power and authority to conduct its business as contemplated by the Confidential Memorandum ; (b) the execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Company ; (c) the description of the Shares contained in the Confidential Memorandum conforms in all material respects to the terms and conditions that are set forth in the Certificate of Incorporation ; (d) the Shares, when issued and paid for in the amounts and for the consideration described in the Confidential Memorandum, will bc entitled to the rights and subject to the restrictions and conditions contained in the Certificate of Incorporation ; in rio event shall any holder of Shares of the Company (“Stockholder”) or former Stockholder be personally liable for the repayment and discharge of any debts and obligations of the Company or have any liability in respect of the debts and obligations of the Company except as provided in the Certificate of Incorporation and to the extent otherwise required by law ; (e) as of the date hereof, the Company is not required to be registered as an investment company under the United States Investment Company Act of 1940 , as amended (the “Investment Company Act”) ; and (ft assuming the compliance by the Placement Agent of its obligations hereunder, it is not necessary in connection with the offer, sale and delivery of Shares to investors in the manner contemplated by this Agreement to register the Shares under the U . S . Securities Act of 1933 , as amended (the “Securities Act”) .

6. Representations, Warranties and Covenants of the Placement Agent. the Placement Agent represents, war rants and agrees with the Company, for its benefit that: (a) the Placement Agent is a drily toured and validly existing limited liability company under the laws of Delaware and has the requisite power and authority to conduct its business as contemplated by its organizational documents ; (b) the execution, delivery and performance of this Agreement by the Placement Agent has been duly authorized by all necessary action, and upon execution and delivery hereof, this Agreement will be a valid, binding and enforceable obligation of the Placement Agent ; (c) the Placement Agent will offer the Shares for sale and will solicit offers to buy the Shares only in compliance with the procedures described in the Confidential Memorandum and this Agreement and in accordance with applicable law ; (d) as of the date hereof, no permit, consent, approval or authorization of, or declaration to, or filing with, any governmental or regulatory authority is required in connection with the (i) execution, delivery and performance of this Agreement and (ii) consummation of any of the transactions contemplated herein and in the Confidential Memorandum ; (e) without the prior consent of the Company, no steps will be taken to qualify the Shares for sale in any jurisdiction ; (f) neither the Placement Agent, nor any affiliate of the Placement Agent, nor any person acting on behalf of the Placement Agent or its affiliates, shall offer the Shares in any jurisdiction, except in compliance with the applicable law in any such jurisdiction in which such offering is made ; (g) the Placement Agent will notify the Company promptly of any occurrence of which it becomes aware which is material in the context of the offering and sale of the Shares, including any event which shall lead the Placement Agent to reasonably believe that the Confidential Memorandum is or will be misleading in any material respect, or which affects any of the representations, warranties, agreements and indemnities by the Placement Agent contained in this Agreement (or which would have affected any of the same if this Agreement had been entered into immediately thereafter), and will take such steps as may be reasonably requested by the Company to remedy and/or publicize the same, (h) (i) the Placement Agent acknowledges that it has been informed by the Company that the Company has or shall, on or about the date hereof, engaged US Bancorp Fund Services, LLC (the “Transfer Agent”) to provide services, with respect to the Company's compliance with all applicable anti - money laundering laws and regulations, including without limitation thc USA Patriot Act of 2001 pursuant to an anti - money laundering compliance program established and maintained by the Transfer Agent, in, relation to each Person who purchases Shares in the Company, as required by the Anti - Money Laundering Laws, 4

(ii) the Placement Agent will reasonably believe immediately prior to waking any offer or sale of Shares that (A) any prospective U . S . investor solicited by the Placement Agent is an “accredited investor,” as that term is delmed in Rule 501 (a) of Regulation D under the Securities Act, and meets such other eligibility criteria as are set forth in the Confidential Memorandum and Subscription Agreement, and (B) any prospcctive investor who is not a U . S . investor that is solicited by the Placement Agent meets the eligibility criteria set forth in the Confidential Memorandum and Subscription Agreement and Regulation S under the Securities Act ; and (iii) the Placement Agent is, and agrees that it will be at all times with respect to this Agreement, appropriately licensed in the country of its domicile, or otherwise exempt from such requirements, to the extent required by applicable law, in each jurisdiCtion ln which the Placement Agent will perform the duties set forth in this Agreement ; and (i) the Placement Agent is registered under the Securities Exchange Act of 1934 , as amended (the “Exchange Act”), as a broker - dealer and is a member of Financial Industry Regulatory Authority (“FINRA”) . The Placement Agent has and will maintain all licenses and registrations necessary under applicable federal and state laws, rules and rcgulations, including the rules and regulation of any self - regulatory organization (including FINRA) with competent jurisdiction, to provide the services required to be provided by the Placement Agent hereunder . 7. Covenants of the Company. The Company covenants with the Placement Agent that: (a) thc Company will require any other person appointed as placement agent to of 1 'er the Shares for sale, or solicit offers to buy the Shares, only in accordance with the procedures described in the Confidential Memorandum ; (b) the Company will, so long as any of the Shanes remain outstanding, furnish directly to the Placement Agent copies of each communication sent to the Stockholders, including any annual or interim report of the Company, as soon as such communications or reports are delivered or made available to Stockholders, provided such obligatlon shall cease to be in effect to the extent the Company registers its Shares under the Exchange Act ; (c) neither the Company, nor any affiliate of the Company, shall offer the Shares in any jurisdiction, except in compliance with the applicable law in any such jurisdiction in which such offering is made ; and (d) the Company will notify the Placement Agent promptly of any occurrence of which it becomes aware which is material in the context of the offering and sale of the Shares, including any event which shall lead the Company to reasonably believe that the Confidential Memorandum is or will be misleading in any material respect, or which affects any of the representations, warranties, agreements and indemnities by the Company contained in this Agreement (or which would have affected any of the same if this Agreement had been entered into immediately thereafter) and will take such steps as may be rcasonably requested by the Placement Agent to remedy and/or publicize the same and to indemnify the Placement Agent out of the assets of the Company in respect of any such steps taken by it .

8. Payment of Fees and Expenses. The Company will pay all expenses of the offering of Shares, including, without limitation (i) the fees, disbursements and expenses of counsel to the Company ; (ii) expenses of preparing, reproducing, mailing and/or delivcrin 8 ƒ e ƒ i Ft g and sales materials, including annual reports, to purchasers ; and (iii) such other fees and expenses which the Placement Agent and the Company mutually agree are payable by the Company . 9. Conditions of Placement Agent’s and CompanY's Obligations. The obligations of the Placement Agent and the Company to effect the transactions contemplated under this Agreement are subject to the fulfilliiient of the following conditions, any one or more of which may be waived by mutual agreement of the Placement Agent and the Company : (a) the Placement Agent and the Company shall each have performed and complied in all material respects with the covenants contained in this Agreement required to be performed and complied with by it priot to each date on which the Shares are offered and each of the representations and warranties of the Company and the Placement Agent set forth in this Agreement shall be true and correct in all material respects as of such date ; (b) this Agreement shall have been duly executed and delivered and be in full force and effect ; (c) the Placement Agent and the Company shall have been furnished with such additional information, opinions, certificates and documents as each of them may reasonably request ; and (d) all actions taken by the Placement Agent and the Company in connection with the sale of the Shares as contemplated herein and in the Confidential Memorandum shall be reasonably satisfactory in form and substance to the Placement Agent, the Company and their respective counsel . If any of the conditions specified in this Section 9 shall not have been fulfilled or waived when and as required by this Agreement to be fulfilled or waived, the Placement Agent or the Company, as applicable, shall inform the defaulting party in writing ot each condition which has not been fulfilled or waived and shall permit the defaulting party a reasonable time under the circumstances to fulfill such conditions, after which time this Agreement and all of the Placement Agent's or Company's obligations hereunder, as applicable, may be cancelled by the Placement Agent or the Company by notifying the defaulting party of such cancellation in writing (which may be delivered by facsimile) at any time at or prior to the Initial Closing Date or any subsequent offering date, as applicable, and the sale of the Shares to be made at such Initial Closing Date or subsequent offering date shall not take place . Any such cancellation or termination shall be without liability of any party to any other party except that obligations that may arise in accordance with Sections 8 and 10 shall continue after termination of this Agreement .

10. Indemnification and Contribution. (a) The Company will indemnify and hold harmless the Placement Agent, its affiliates and any person acting on its behalf against any losses, claims, damages or liabilities (or actions in respect thereof (the “Covered Claims”), to which the Placement Agent may become subject, insofar as such Covered Claims arise out ot or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Confidential Memorandum, or (ii) the omission or alleged omission to state in the Confidential Memorandum a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading . The Company will reimburse the Placement Agent for any legal or other expenses reasonably incurred by the Placement Agent in connection with investigating or defending any such Covered Claims . Notwithstanding the foregoing, the Company shall not be liable to or indemnify or reimburse the Placement Agent in any such case to the extent that any such Covered Claims arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Confidential Memorandum in reliance upon and in conformity with written information furnished to the Company by the Placement Agent expressly for use therein . The Company acknowledges and agrees that as of the date hereof the Placement Agent has not provided any information in connection with the Confidential Memorandum . (b) The Placement Agent will indemnify and hold harmless the Company, its affiliates and any person acting on its behalf against any Covered Claims to which the Company may become subject insofar as such Covered Claims arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Confidential Memorandum, or (ii) the omission or alleged omission to state in the Confidential Memorandum a material fact required to be stated therein or necessary to malie the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Confidential Memorandum, in reliance upon and in conformity with the written information furnished to the Company by the Placement Agent referred to in subsectlon (a) above ; and will reimburse the Company for any legal or other expenses reasonably lncurred by the Company in connection with investigating or defending any such Covered Claims . (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thcreof ; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection . In case any such action is brought against any indemnified party and such indemnified party notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party siiiiilarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party) . After notice from the indemnifying party to such indemnified party of the indemnifying party's election to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently 7 incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. (d) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect to any Covered Claims referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnifying party as a result of such Covered Claims in such proportion as is appropriate to reflect the relative benefits received by the Company and the Placement Agent front the offering of the Shares . If, however, the at location provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Placement Agent in connection with the statements or omissions which resulted in such Covered Claims, as well as any other relevant equitable considerations . The relative benefits received by the Company and the Placement Agent shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company relative to the value of total compensation, if any, received by the Placement Agent in selling the Shares under this Agreement . The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Placement Agent and the panties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission . The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d) . The amount paid or payable by an indemnified party as a result of the Covered Claims referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Covered Claims . (e) The obligations of the Company under this Section 10 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Placement Agent within the meaning of the Securities Act, to affiliates of the Placement Agent and to any person acting on behalf of any such persons ; and the obligations of the Placement Agent under this Section 10 shall be in addition to any liability which the Placement Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act, (P Notwithstanding any of the foregoing to the contrary, the provisions of this Section 10 shall not be construed so as to provide for the indemnification of any indemnified party for any liability for a Covered Claim (including liability under federal securities laws which, under certain circumstances, impose liability on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this Section 10 to the fullest extent permitted by law . 8

(g) It is understood, however, that nothing in this Section 10 shall protect any indemnified party against, or entitle any indemnilled party to indemnification a s £ t t *l S t , or contribution with respect to, any liability to the Company or its Stockholders to which such indemnified party is subject, by reason or its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties, under this Agreement, or otherwise to an extent or in a manner that is inconsistent with Section 17 (i) of the Investment Company Act . 11. Survival of Representations, Warranties and Agreements. All representations, warranties, covenants and agreements in this Agreement and any documents delivered by or on behalf of the Company in connection with this Agreement shall survive the offer and sale by the Placement Agent of any Shares until this Agreement is terminated or cancelled pursuant to Section 12 . The provisions of Sections 8 , 10 , 11 , 16 and 19 shall survive the termination or cancellation of this Agreement . 12. Term. This Agreement shall be effective as of the date the Confidential Memorandum was first distributed to prospective investors and shall remain in full force until one year from the date hereof and, subject to Section 3 (a) hereof, shall be automatically renewed each year thereafter for an additional one - year term unless (i) either party gives written notice of non - renewal to the other at least 60 days prior to the end of the current term or (ii) this Agreement is sooner terminated as hereinafter provided . 13. Termination. (a) The Placement Agent shall have the right to terminate this Agreement forthwith by promptly notifying the Company (in accordance with Section 14 of the Agreement), at any time prior to the Initial Closing Date or any subsequent offering date, as applicable, if : (i) there shall have been, since the date as of which information is given in the Confidential Memorandum, any material adverse change (not promptly corrected to the satisfaction of the Placement Agent after notice thereof to the Company from the Placement Agent) in the affairs or business prospects of the Company ; (ii) there shall have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls, the effect of which is in the judgment of the Placement Agent such as to make it impracticable or inadvisable to proceed with the offering and delivery of the Shares on the terms and in the manner contemplated in this Agreement or the Confidential Memorandum ; or (iii) trading on the New York Stock Exchange generally shall have been suspended or materially limited, or a banking moratorium or exchange controls shall have been declared by United States or New York State authorities . (b) If the Placement Agent shall fail in any material respect to comply 9 with its obligations hereunder and such failure is not cured within 30 days of notice from the Company, given in accordance with Scction 14 ot this Agreement. (c) If this Agreement is terminated in accordance with clause (i) of Section 12 or if the Placement Agent terminates this Agreement as provided in paragraph (a) or this Section 13 , such termination shall be without liability of any party to any other except that obligations that may arise in accordance with Sections 8 and 10 shall continue after such termination o 1 this Agreement . 14. Notices. Except as otherwise provided herein, all communications hereunder shall be in writing sent by courier or registered air - mail, or by facsimile or electronic means (and, in respect of communications sent by facsimile or electronic means, confirmed in writing sent by courier or registered air mail), to the requisite party, at its address as follows : If to the Placement Agent: Muzinich Capital LLC 450 Park Ave New York, NY, 10022 Attention: Legal Department Fax: (212) 888 4368 Email: legal@muzinich.com If to the Company: Muzinich BDC Inc. 450 Park Avenue New York, NY 10022 Attention: Legal Department Fax: (212) 888 4368 Email: legal@muziniclrcom or to such other address as to which the party receiving the notlce shall have notified the other party in writing. 15. Parties. This Agreement shall inure to the benefit of and be binding upon the Placement Agent and the Company, and their respective successors and permitted assigns . Nothing in this Agreement is intended to confer upon any other person except the parties hereto any rights or rcmedies hereunder . Neither the Placement Agent nor the Company shall be entitled to assign its respective rights, interests or obligations hereunder without the written consent of the 10 other party hereto ; provided, howevcr, that none of the foregoing shall restrict the ability of the Placement Agent, in its sole discretion, to appoint affi liates or designees to ful 1 i 11 any or all of its obligations under this Agreement to the extent the Placement Agent deems appropriate, subject to compliance with applicable laws, rules or regulations ; provided that such affiliates and dcsignees agree in writing to assume the Placement Agent’s liabilities and perform the Placement Agent's obligations under the terms of this Agr eelTlen t . The Placcment Agent shall be responsible, and shall indemnify the Company to the fullest extent permitted by law, for any breach of any term of this Agreement by an affiliate or designee of the Placement Agent to per form services under this Agreement . 16. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York . The courts located in New York shall have non - exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and, accordingly, any suit, action or proceeding arising out of or in connection with this Agreement may be brought in such courts . 17. Entlre Agreement; Amendment; SeverabilitY. This Agreement states the entire agreement of the parties with respect to the offering of Shares and may not be amended except by a writing signed by the parties . lf any provision or any part of a provision of this Agreement shall be found to be void or unenforceable, it shall not affect the remaining part which shall remain in full force and effect . 18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument . 19. Confidentiality . Each party acknowledges that, in performing its obligations under this Agreement, it may have access to confidential and proprietary information of the other party (“Confidential Information”) . By way of illustration but not of limitation, “Confidential Information” includes any “nonpublic personal information” (as defined in SEC Regulation S - P or Federal Trade Commission Regulation 313 ) regarding prospective investors and members, trade secrets, data, know - how, accounting data, statistical data, financial data or projections, forecasts, business practices or policies, research projects, reports, development and marketing plans, strategies, or other business information that is not generally known or available to the public . The term “Confidential Information” does not include information that : (i) is or becomes generally available to the public other than as a result of an improper disclosure by the disclosing party ; (ii) was rightfully available to a party on a non - confidential basis before its disclosure by the other party ; (iii) becomes available to a party on a non - confidential basis mom a source other than the other party, provided that such source is not prohibited from transmitting the information by a contractual, legal, or fiduciary obligation ; or (iv) is required by applicable law, re 8 ulation or 11 regulatory authority, including, but not limited to, the Investment Company Act, the Exchange Act and the Investment Advisers Act of 1940 , as amended, to be disclosed in connection with the Company's operations . Except to the extent necessary to per torin its obligations under this Agreement, neither party may disclose or use any of the other party's Confidential Information . Each party will maintain the confidentiality o 1 the other party's Confidential Information in its possession or control in the same manner as it maintains its own Confidential Information . For the avoidance of doubt, no party may provide information concerning the Company, prospective investors or limited partners/member s to any third party knowing that such third party may use such information in any form o 1 publication, whether publicly or privately distributed, without the express prior approval of the other party . Each party will limit the disclosure of the other party's Confidential Information to those of its employees and agents with a need to know such Confidential Information for purposes of this Agreement . Each party will use reasonable care to prevent its employees and agents from violating the foregoing restrictions . Notwithstanding the above, Confidential Information may be disclosed to the extent required by law or by an order or decree of any court or other governmental authority ; provided, however, that each party will, if legally compelled to disclose such information : (i) provide the other party with pi onipt written notice of that lact so that the other party may attempt to obtain a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 19 ; (ii) disclose only that portion of the information that a party's legal counsel advises is legally required ; and (iii) endeavor to obtain assurance that confidential treatment will be accorded the information so disclosed . On written request or on the expiration or termination of this Agreement, each party will return to the other party or destroy all Contldential Information in its possession or control, provided that each party may retaln a single archival copy of any document or information that such party is obligated to maintain pursuant to record keeping requirements to which it is subject under applicable laws, rules or regulations, but for only so long as such records are required to be maintained . 12

IN WITNESS WHEREOF, the Company and the Placement Agent have caused their duly authorized representatives to execute this Agreement as of the date first written above. MUZINIC C, INC. By: Name: Title: MUZINI CH CAPITAL LLC By: Mu By: Co., Inc., its sole member [Signature Page to I'lacemenl Agenl Agreeinent ]